Business Acquisitions	12 Months Ended
Dec. 29, 2012
Business Acquisitions
19.	BUSINESS ACQUISITIONS

During 2012, the Company purchased five foodservice distributors for cash of $106 million, plus contingent consideration of $6 million, in order to expand its presence in certain geographic areas. The acquisitions were purchases which have been or are being integrated into our foodservice distribution network. The following table summarizes the purchase price allocations for the 2012 business acquisitions as follows (in thousands):

Accounts receivable	$25,083
Inventories	26,076
Property and equipment	21,107
Goodwill	15,213
Other intangible assets	44,126
Accounts payable	(16,634)
Accrued expenses and other current liabilities	(8,930)

Cash used in acquisitions	$106,041

The 2012 acquisitions, individually and in the aggregate, did not materially affect the Company’s results of operations or financial position. Actual net sales and operating earnings of the businesses acquired were less than 2% of the Company’s consolidated results and, therefore, pro forma information has not been provided.

The Company also paid cash totaling $41 million for business acquisitions made during 2011.

Certain acquisitions involve contingent consideration in the event certain operating results are achieved over periods of up to two years. As of December 29, 2012, the Company has accrued $6 million of contingent consideration relating to acquisitions.